Fall 2013 Investor Presentation Stewart Information Services Corporation

2 Forward - looking Statements Certain statements in this presentation are "forward - looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 . Such forward - looking statements relate to future, not past, events and often address our expected future business and financial performance . These statements often contain words such as "expect," "anticipate," "intend," "plan," "believe," "seek," "will" or other similar words . Forward - looking statements by their nature are subject to various risks and uncertainties that could cause our actual results to be materially different than those expressed in the forward - looking statements . These risks and uncertainties include, among other things, the severity and duration of current financial and economic conditions ; continued weakness or further adverse changes in the level of real estate activity ; changes in mortgage interest rates, existing and new home sales, refinancing of current loans, and availability of mortgage financing that affect the demand for our title insurance products ; our ability to respond to and implement technology changes, including the completion of the implementation of our enterprise systems ; the impact of unanticipated title losses on the need to further strengthen our policy loss reserves ; any effect of title losses on our cash flows and financial condition ; the impact of our increased diligence and inspections in our agency operations ; changes to the participants in the secondary mortgage market ; the effect of class actions and other litigation matters ; regulatory non - compliance, fraud or defalcations by our title insurance agents or employees ; our ability to timely and cost - effectively respond to significant industry changes and introduce new products and services ; the impact of changes in governmental and insurance regulations, including any future reductions in the pricing of title insurance products and services ; our dependence on our operating subsidiaries as a source of cash flow ; customers finding other sources of suppliers ; the continued realization of expected expense savings resulting from our expense reduction steps ; our ability to access the equity and debt financing markets when and if needed ; our ability to grow our international operations ; and our ability to respond to the actions of our competitors . These risks and uncertainties, as well as others, are discussed in more detail in our documents filed with the Securities and Exchange Commission, including our Annual Report on Form 10 - K for the year ended December 31 , 2011 , and our Current Reports on Form 8 - K . We expressly disclaim any obligation to update any forward - looking statements contained in this presentation to reflect events or circumstances that may arise after the date hereof, except as may be required by applicable law . Non - GAAP Disclosures This presentation may contain certain financial measures that are not presented in accordance with generally accepted accounting principles (GAAP), including but not limited to, losses and litigation expenses arising from non - predictable title losses and adjusted pretax title margin, which is adjusted to exclude net realized investment gains or losses and reserve adjustments . Although these exclusions represent actual gains, losses or expenses to the Company, they may mask the periodic income and financial and operating trends associated with the Company’s business . The Company is presenting these non - GAAP financial measures because they provide the Company’s management and investors with additional insight into the operational performance of the Company relative to earlier periods and relative to the Company’s competitors . The Company does not intend for these non - GAAP financial measures to be a substitute for any GAAP financial information . In this presentation these non - GAAP financial measures have been presented with, and reconciled to, the most directly comparable GAAP financial measures . Investors should use these non - GAAP financial measures only in conjunction with the comparable GAAP financial measures .

3 Investment Highlights • Established market share in $11 billion domestic industry • Well positioned to capitalize on the ongoing real estate recovery • Conservative management style with new organizational structure and refined corporate strategy to grow revenue, reduce fixed costs and enhance margins • Continued diversification into complementary real estate services with counter and non - cyclical components • Title losses returning to historical average loss ratios • Increasing premium rates, improving remittance percentages and diversified revenue sources help bolster revenues going forward

4 Second Quarter 2013 Financial Highlights • Net earnings attributable to Stewart increased $2.0 million to $26.9 million ($1.09 per share) from $24.9 million ($1.05 per share) in the prior year period • Results include $123K in investment and other gains versus $1.1 million in investment and other gains in the prior year period • For the quarter, revenues increased $33.5 million over the prior year period, yielding a $17.6 million increase in pretax earnings (incremental margin of 52 percent) • Subsequent to quarter - end, Fitch upgraded Stewart’s Insurer Financial Strength (IFS) rating to A - from BBB+ (Outlook Stable)

5 Income Statement (non - GAAP) 2013 2012 % Change Revenues Direct 211,900 188,216 12.6% Agency 269,898 251,139 7.5% Total Title Revenue 481,798 439,355 9.7% Mortgage Services 31,014 39,860 -22.2% Total Operating Revenues 512,812 479,215 7.0% Investment Income/Other Gains 4,408 4,497 -2.0% Total Revenues 517,220 483,712 6.9% Agency Retention (219,489) (207,014) 6.0% Net Revenues 297,731 276,698 7.6% Expenses Employee Costs 146,397 131,090 11.7% Other Operating Expenses 73,426 70,429 4.3% Title Losses 24,169 38,113 -36.6% Depreciation 4,221 4,563 -7.5% Interest Expense 656 1,286 -49.0% Total Expenses 248,869 245,481 1.4% Earnings Earnings Before Taxes and Noncontrolling Interests 48,862 31,217 Income Tax (18,963) (3,175) Noncontrolling Interests (3,000) (3,131) Net Income (Loss) 26,899 24,911 Net Margin 5.2% 5.1% Per Share Net Income (Loss) Per Share - Diluted 1.09 1.05 Net Income (Loss) Per Share - Basic 1.20 1.29 Three Months Ended June 30

6 Balance Sheet June December 2013 2012 % Change Assets Cash & Cash Equivalents 208,791 196,471 6.3% Cash & Cash Equivalents - Statutory Reserve Funds 7,798 12,067 -35.4% Investments - Statutory Reserve Funds 441,390 444,579 -0.7% Investments - Short Term 36,889 37,025 -0.4% Investments - Other 61,200 58,680 4.3% Other Assets 295,433 321,400 -8.1% Goodwill & Intangibles 220,983 220,955 0.0% Total Assets 1,272,484 1,291,177 -1.4% Liabilities Notes Payable 5,891 6,481 -9.1% Convertible Senior Notes 27,789 64,687 -57.0% Loss Reserves 501,069 520,375 -3.7% Other Liabilities 103,245 119,262 -13.4% Total Liabilities 637,994 710,805 -10.2% Equity Total Shareholders' Equity 634,489 580,372 9.3% Total Liabilities and Shareholders' Equity Total Shareholders' Equity 1,272,484 1,291,177 -1.4% Other Return on Equity, TTM* 19.9% 18.8% Debt-to-Equity 5.3% 12.3% Book Value/Share 28.27 29.91 Tangible Book Value/Share 18.16 18.16 * ROE for periods above include effect of $36.5 million non-recurring tax benefit in 4Q 2012. Debt levels will be managed so as not to exceed rating agency guidelines of maximum debt-to-tangible capital of 30%.

7 Summary Cash Flow Statement June June 2013 2012 % Change Cash Flow Net Cash (Used) Provided by Operations 43,094 19,376 122.4% Proceeds (Purchases) of Investments, Net (21,949) 10,591 Purchase of Property and Equipment, Net (7,588) (5,744) 32.1% Cash Paid for Acquisitions of Subsidiaries and Other, Net (296) (46) 543.5% Proceeds from Sale of Equity Investees and Other Assets 3,091 - Payment on Notes Payable, Net (589) (4,774) -87.7% Purchase of Interest in Consolidated Subsidiaries (958) - Net Distributions to Minority Shareholders (4,657) (4,134) 12.7% Effects of Changes in Foreign Currency Exchange Rates (3,134) (396) 691.4% All Other, Net 1,037 1,867 -44.5% Net Increase (Decrease) in Cash and Cash Equivalents 8,051 16,740 -51.9% Six Months Ended

8 Title Insurance Residential • Searching, examining, closing and insuring the condition of the title to real property • Title operations in all 50 states • Agency operations through roughly 3,000 independent issuing agents. Down by over half since peak of the real estate market Commercial • Strong market share position and well represented in important geographies • Underwriting expertise extremely valuable given complex nature of commercial transactions • Growing commercial market offers cyclical diversity from residential real estate trends • Fitch upgraded Stewart’s Insurer Financial Strength (IFS) rating to A - from BBB+ (Outlook Stable ) in August International • #1 market share in Canada and presence in the U.K., Continental Europe, Australia, Latin America, Mexico, and the Caribbean. • International revenues of $30.4 million in the second quarter and $55.4 million year - to - date • Global footprint a positive for commercial transactions

9 Mortgage Services Business Lines • Mortgage origination services include post - closing management, loan review , valuation and due diligence • C omponent servicing business includes call center services, loss mitigation support, short sale and deed - in - lieu services as well as transfer support and servicing file review • Default support services include foreclosure file review, foreclosure audits, REO asset management and REO rental management • Real estate technology includes title production systems, web - based title search tools to facilitate the examination process and eRecording technology for county courthouses Strategy • Expand product set within the origination and servicing support marketplace to include non - distressed services such as loan due diligence and quality control • Diversify customer base and expand services provided to existing customers • Capitalize on our expertise in providing high quality, on - demand specialized outsourcing • Effectively manage the default - related business lines as market volumes decline Long - term Target • Corporate goal of achieving 25% of revenue – net of agent retention – from non - title services over the next five years. Currently at 13% year - to - date 2013

10 Trailing Twelve Months - $ Millions Stewart Operating Revenues $0 $500 $1,000 $1,500 $2,000 $2,500 '02 '03 '04 '05 '06 '07 '08 '09 '10 '11 '12 '13 Direct Title Agency Title Mortgage Services

11 Revenues and Pre - tax Earnings Trends Pre - tax Earnings Revenue $ Millions ($1,500) ($1,000) ($500) $0 $500 $1,000 $1,500 $2,000 $2,500 2006 2007 2008 2009 2010 2011 2012 2013 YTD $(300) $(200) $(100) $- $100 $200 $300 $400 $500

12 Trailing Twelve Months - $ Millions Direct Title Revenues and Orders $500 $600 $700 $800 $900 $1,000 $1,100 '02 '03 '04 '05 '06 '07 '08 '09 '10 '11 '12 '13 200,000 400,000 600,000 800,000 1,000,000 Direct Title Revenue Orders Opened Files Closed

13 Independent Agency Network • Managing agency network by emphasizing quality and profitability over market share growth to reduce risk, improve performance and ensure our platform supports the needs of a changing customer and regulatory environment – Since 4Q 2008, average annual remittance per independent agency increased more than 125 p ercent while the number of independent agencies has been reduced by approximately 42 percent – Policy loss ratio of current independent agency network for 2Q 2013 is less than 1/4 of its level in 4Q 2008 • Number of independent agents has stabilized; new agents must pass rigorous vetting process • Going forward, bias will be towards capturing a higher percentage of business from existing agencies, signing new agents in higher - remitting states and continuing to increase average remittance per agency

14 Trailing Twelve Months - $ Millions Net Agency Revenues $100 $150 $200 '08 '09 '10 '11 '12 '13 2,500 3,500 4,500 5,500 6,500 Net Agency Revenue Number of Independent Agents Note: Number of independent agencies based on number of contractual relationships rather than number of physical locations of agencies

15 Agency Retention Rates Differences in independent agency retention rates largely driven by geography Source: Form 9 filings for respective underwriters for year ended December 31, 2012. STC retention rates were used in the calculations because competitor rates are not included in SEC or statutory filings. STC FNF FAF Overall Retention Rate 82.1% 78.2% 79.3% Difference from STC -3.9% -2.8% Excluding Florida and California (using STC Retention Rates) 81.9% 81.3% 80.6% Difference from STC -0.6% -1.2%

16 $0 $20 $40 $60 $80 $100 $120 $140 $160 $180 '02 '03 '04 '05 '06 '07 '08 '09 '10 '11 '12 '13 Trailing Twelve Months - $ Millions Focused Non - title Revenues and Profits Stewart Mortgage Services Revenues Note: Years prior to 2012 not restated for change in segment reporting effective with Q4 2012 reporting. Impact in any given year would not be material to revenues.

17 Other Operating Expenses 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% STC FAF FNF Employee Costs Expenses As a Percent of Operating Revenues 2 Q 2013 YTD 2013 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% 30.0% 35.0% 40.0% STC FAF FNF

18 Trailing 12 Months - $ Millions Claims Expense Vs. Cash Claims $25 $75 $125 $175 $225 '02 '03 '04 '05 '06 '07 '08 '09 '10 '11 '12 '13 Anticipate accruals of 5.5% - 6.5% by year - end 2013, including large claims Claims Expense Cash Claims Paid (Net of Recoveries)

19 Market Conditions Positives • Housing sales continuing recovery with estimated 8 percent increase in total new and existing sales in 2013 • Home prices increasing – a 5 percent rise in home prices increases revenue per transaction in the mid - 3 percent range • Interest r ates remain at historically low levels • HARP extension to 2015 • State pricing increases continue in 2013 Concerns • Uncertain regulatory economic environment: Dodd - Frank, CFPB, etc. • Tepid job growth rates and sluggish economic recovery • Potential loss of mortgage interest deduction for homes and tax treatment of commercial real estate • Cycling through distressed property inventories and related revenue declines • Shrinking refinance volumes and potential for reduced future transactions

20 0 1 2 3 4 5 6 7 8 '02 '03 '04 '05 '06 '07 '08 '09 '10 '11 '12 '13 '14 $8,000 Tax Credit Normal Market Bubble Fannie Mae® August 2013 Seasonally Adjusted Annualized Rate – Millions U.S. Existing Housing Sales National Association of REALTORS ® Last Normal Market in 2002

21 2013 Strategic Priorities • Highest quality, value added services • Customer sa tisfaction • Sales gr owth • Operational ex cellence and compliance le adership • Claims re duction and risk avoidance

22 CEO Matt Morris CFO Allen Berryman Ted C. Jones, PhD Chief Economist Director of Investor Relations ted@stewart.com 713.625.8014 direct 800.729.1900, extension 8014

Fall 2013 Investor Presentation Appendix Stewart Information Services Corporation

24 Effective Lending – $ Trillions Residential Lending Vs. Industry Premiums Statutory Title Premiums $ Billions $0.0 $0.5 $1.0 $1.5 $2.0 $2.5 $3.0 '90 '92 '94 '96 '98 '00 '02 '04 '06 '08 '10 '12 '14 $3 $5 $7 $9 $11 $13 $15 $17 Forecast Fannie Mae ® August 2013 2011 - 2014 Lending Likely Understates Title Revenues Due to Cash Sales Double Normal Effective Lending = Purchase Lending + 60 Percent of Refinance Lending Data Sources : Lending = Fannie Mae®, Title Premiums = CDS Research, Demotech and ALTA®

25 Percentage Change in Trailing 12 Month Moving Average Operating Revenues and Expenses -10.0% -7.5% -5.0% -2.5% 0.0% 2.5% 5.0% 7.5% 10.0% '03 '04 '05 '06 '07 '08 '09 '10 '11 '12 '13 Net Operating Revenue Employee & Other Operating Expenses

26 Trailing 12 Months - $ Millions Stewart Net Operating Revenues $0 $250 $500 $750 $1,000 $1,250 $1,500 '02 '03 '04 '05 '06 '07 '08 '09 '10 '11 '12 '13 Direct Title Agency Net of Retention Mortgage Services

27 Title Revenues by Regulatory Oversight Source: Form 9 filings (Schedule T) as compiled by ALTA

28 Trailing 12 Months Employee Expenses 20% 25% 30% 35% 40% '02 '03 '04 '05 '06 '07 '08 '09 '10 '11 '12 '13 As a Percentage of Operating Revenues

29 Other Operating Expenses 10% 13% 15% 18% 20% 23% 25% '02 '03 '04 '05 '06 '07 '08 '09 '10 '11 '12 '13 Trailing 12 Months As a Percentage of Operating Revenues

30 Actuarial Claims as a % of Net Statutory Premiums Written – U.S. Operations Only Ultimate Loss Ratios by Policy Year 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% '01 '02 '03 '04 '05 '06 '07 '08 '09 '10 '11 '12 Source: ALTA, Family - Company Aggregates Stewart First American Fidelity Claims Paid

31 2012 Quarterly Segment Results Restated to Reflect New Segment Reporting (in $000s) Q1 2012 Q2 2012 Q3 2012 Q4 2012 YE 2012 Revenues Title 343,789 434,281 466,853 468,160 1,713,082 Mortgage Services 37,792 45,541 46,864 47,817 178,015 Corporate 3,406 3,889 7,024 4,995 19,314 Total 384,967 483,712 520,741 520,972 1,910,411 Earnings Title 15,299 41,623 47,810 42,896 147,628 Mortgage Services 7,966 13,239 12,861 14,567 48,633 Corporate (31,197) (23,645) (21,306) (30,775) (106,923) Total (7,932) 31,217 39,365 26,688 89,338 Pre-tax Margin Title 4.5% 9.6% 10.2% 9.2% 8.6% Mortgage Services 21.1% 29.1% 27.4% 30.5% 27.3%

32 Statutory Surplus and Operating Leverage Thousands Multiple

33 Debt - to - Capital and Debt - to - Equity

34 Book Value and Tangible Book Value Per Share